UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7068

Dreyfus Balanced Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Effective October 5, 2004, Emerson Tuttle manages the fund’s asset allocation and the equity portion of the portfolio. Mr.Tuttle has been employed by Dreyfus since January 2002. He also is senior vice president and portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Prior to joining TBCAM in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001. The Dreyfus Taxable Fixed Income Team continues to collectively make investment decisions for the fixed-income portion of the fund’s portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2

Dreyfus Balanced Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Balanced Fund, Inc. covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. In contrast, most sectors of the bond market have remained relatively strong, despite higher short-term interest rates from the Federal Reserve Board. Investors apparently have revised their expectations of U.S. economic growth in response to ongoing geopolitical tensions, high energy prices and disappointing labor statistics.

For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced a total return of 6.92% .1 This compares with a 9.32% total return for the fund’s Customized Blended Index. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which comprises 60% of our blended index, provided a total return of 11.45%, and the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”), comprising 40% of our blended index, produced a total return of 6.13% for the same period.2, 3

During the first half of the reporting period, stock and bond markets rose on expectations of stronger U.S. economic growth and persistently low inflation, respectively. However, the fund’s return trailed that of the benchmark, largely due to relatively weak performance among technology stocks and individual holdings in other sectors. The fund received generally positive contributions from its fixed-income investments, which benefited from strength among mortgage-backed and corporate securities. Asset allocation also provided a positive contribution to relative performance during the reporting period.

What is the fund’s investment approach?

The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in equity and fixed-income securities of U.S. and foreign issuers.The proportion of the fund’s assets invested in each type of security will vary from time to time in accordance with Dreyfus’ assessment of economic conditions and investment opportunities. However, under normal market conditions, the fund’s equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60%. Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.

In allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price/earnings ratio, the

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)
4

valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings or cash flow; and
  Financial profile, which measures the financial health of the company.

The fund typically sells a security when we believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

To select fixed-income investments for the fund, we review the terms of the instruments and evaluate the creditworthiness of the issuers, considering all factors that we deem relevant including, as applicable, a review of the issuer’s cash flow, the level of short-term debt, leverage, capitalization, the quality and depth of management, profitability, return on assets and economic factors relative to the issuer’s industry.

Generally, the fund seeks to maintain a fixed-income portfolio with an investment-grade average credit quality. However, up to 20% of the fund’s fixed-income portfolio may be invested in securities rated below investment-grade (BB/Ba and lower, commonly referred to as “high-yield” or “junk” bonds), but no lower than B, or the unrated equivalent as determined by Dreyfus at the time of purchase.While we are permitted by prospectus to buy non-investment-grade bonds, we generally avoided doing so during the reporting period.

What other factors influenced the fund’s performance?

The fund emphasized stocks over bonds, a strategy that boosted performance during the first half of the reporting period. In addition, strong individual stock selections in the energy and utilities sectors helped support the fund’s returns. The fund’s energy holdings were boosted by a strong contribution from XTO Energy, and TXU led the utilities sector. The fund also achieved relatively good returns in the consumer staples sector, where Wal-Mart Stores and Procter & Gamble posted gains, and the financials area, where Countrywide Financial generated attractive returns.

On the other hand, performance of the fund’s stock portfolio was hurt by several technology holdings, including KLA-Tencor, Jabil Circuit, Taiwan Semiconductor Manufacturing and Microsoft, in a sector that suffered from weaker-than-expected sales and earnings. Disappointments in other areas included drug developers Biovail and Teva Pharmaceutical Industries; media companies Liberty Media,Viacom and Clear Channel Communications; telecommunications service company MCI; education provider Corinthian Colleges; and European-based airline Ryanair.

Among bonds, our strategy of attempting to mirror the composition of the Lehman Aggregate Index contributed positively to performance. Corporate bonds benefited during the reporting period from improving business conditions, mortgage-backed securities fared well as fewer homeowners refinanced their loans, and U.S. government agency debentures attracted more interest from investors seeking higher yields than U.S.Treasury securities could provide.

What is the fund’s current strategy?

As of the end of the reporting period, we have trimmed the fund’s exposure to stocks to a slightly overweighted position compared to the benchmark, modestly emphasizing the materials and processing sector and de-emphasizing telecommunications services stocks. We have continued to maintain a generally index-neutral approach to fixed-income securities in order to manage risks effectively while participating in the bond market’s returns.

September 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/04
	1 Year	5 Years	10 Years

Fund	6.92%	0.38%	6.59%
† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Balanced Fund, Inc. on 8/31/94 to a $10,000 investment made on that date in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Lehman Brothers U.S.Aggregate Index (the “Lehman Index”) and (3) the Customized Blended Index.The Customized Blended Index is calculated on a year-to-year basis.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The indices do not take into account charges, fees and other expenses.The Customized Blended Index is composed of the S&P 500 Index, 60%, and the Lehman Index, 40%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Fund, Inc. from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 5.02
Ending value (after expenses)	$976.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 5.13
Ending value (after expenses)	$1,020.06

  Expenses are equal to the fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—61.2%	Shares	Value ($)

Consumer Discretionary—6.3%
Carnival	6,000	274,740
Clear Channel Communications	6,520	218,485
Comcast, Cl. A	16,745 [a]	471,707
Corinthian Colleges	11,000 [a]	125,070
Disney (Walt)	24,000	538,800
Gap	19,000	356,060
Hilton Hotels	21,000	374,850
Home Depot	24,000	877,440
J.C. Penney	8,000	306,560
Lamar Advertising	11,500 [a]	502,435
Liberty Media	40,000 [a]	356,400
PetSmart	12,000	336,720
Staples	10,600	304,008
Target	8,600	383,388
Time Warner	36,500 [a]	596,775
TJX Cos.	18,100	382,996
Univision Communications	14,000 [a]	462,000
Viacom, Cl. B	24,365	811,598
		7,680,032
Consumer Staples—6.4%
Altria Group	23,000	1,125,850
Coca-Cola	18,000	804,780
Colgate-Palmolive	8,000	432,000
Dean Foods	13,000 [a]	481,910
General Mills	6,000	283,500
Kellogg	10,000	419,800
PepsiCo	20,000	1,000,000
Procter & Gamble	21,200	1,186,564
Sara Lee	18,000	398,340
Wal-Mart Stores	33,000	1,738,110
		7,870,854
Energy—4.1%
Anadarko Petroleum	10,000	592,200
ChevronTexaco	9,000	877,500
ConocoPhillips	6,000	446,580

8

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Exxon Mobil	53,576	2,469,854
Schlumberger	9,000	556,200
		4,942,334
Financials—13.5%
American Express	8,900	445,178
American International Group	21,351	1,521,045
Bank of America	36,924	1,660,841
Bank of New York	14,000	417,200
CIT Group	14,000	500,360
Capital One Financial	7,000	474,320
Citigroup	46,733	2,176,823
Countrywide Financial	19,998	710,929
Federal Home Loan Mortgage	9,000	604,080
Federal National Mortgage Association	16,600	1,235,870
Fidelity National Financial	14,300	538,395
Fifth Third Bancorp	8,000	398,480
Goldman Sachs Group	8,200	735,130
J.P. Morgan Chase & Co.	31,080	1,230,146
MBNA	16,600	400,724
Merrill Lynch	13,000	663,910
Morgan Stanley	11,600	588,468
U.S. Bancorp	18,000	531,000
Wachovia	14,000	656,740
Wells Fargo	18,000	1,057,500
		16,547,139
Health Care—8.5%
Abbott Laboratories	10,000	416,900
Amgen	8,000 [a]	474,320
Bard (C.R.)	4,000	224,400
Becton, Dickinson & Co.	10,000	481,200
Bristol-Myers Squibb	14,000	332,220
Community Health Systems	11,000 [a]	275,000
Genzyme	7,000 [a]	378,000
Guidant	4,000	239,200
Hospira	16,000 [a]	443,200

The Fund
9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Johnson & Johnson	22,200	1,289,820
Lilly (Eli) & Co.	11,400	723,330
Medtronic	12,000	597,000
Merck & Co.	14,400	647,568
Novartis, ADR	11,000	510,950
Pfizer	62,800	2,051,676
Schering-Plough	22,000	406,120
Teva Pharmaceutical Industries, ADR	16,000	436,000
Wyeth	11,500	420,555
		10,347,459
Industrials—6.7%
Caterpillar	6,000	436,200
Danaher	10,000	514,200
Deere & Co.	10,000	632,700
Emerson Electric	8,000	498,000
General Electric	87,000	2,852,730
Illinois Tool Works	7,000	639,030
Rockwell Collins	11,000	378,290
3M	8,000	658,880
Tyco International	16,000	501,120
United Parcel Service, Cl. B	8,000	584,400
United Technologies	5,400	507,114
		8,202,664
Information Technology—9.3%
Accenture	16,500 [a]	430,650
Altera	12,000 [a]	227,040
Amdocs	13,000 [a]	261,300
Cisco Systems	52,000 [a]	975,520
Computer Sciences	9,600 [a]	444,960
Dell	21,000 [a]	731,640
First Data	10,000	422,500
Hewlett-Packard	24,868	444,889
Intel	35,200	749,408
International Business Machines	17,000	1,439,730
Lexmark International	4,000 [a]	353,800
Microsoft	82,000	2,238,600

10

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Motorola	16,800	271,320
National Semiconductor	14,000 [a]	186,620
Oracle	42,000 [a]	418,740
QUALCOMM	14,000	532,700
SAP, ADR	9,000	328,140
SunGard Data Systems	10,000 [a]	230,000
Texas Instruments	15,000	293,100
VeriSign	23,000 [a]	399,280
		11,379,937
Materials—2.6%
Air Products & Chemicals	10,000	523,800
Alcoa	14,000	453,320
du Pont (EI) deNemours	11,000	464,860
PPG Industries	8,000	478,160
Praxair	15,000	608,700
Sigma-Aldrich	4,000	229,160
Weyerhaeuser	7,000	437,570
		3,195,570
Telecommunications Services—1.6%
BellSouth	15,000	401,400
SBC Communications	16,400	422,956
Sprint (FON Group)	17,500	344,400
Verizon Communications	19,000	745,750
		1,914,506
Utilities—2.2%
Ameren	6,000 [b]	280,740
Consolidated Edison	10,000	422,000
Dominion Resources	7,000	454,230
Exelon	12,000	442,200
FPL Group	5,000 [b]	346,000
KeySpan	8,000	304,800
Southern	16,000	485,600
		2,735,570
Total Common Stocks
(cost $64,436,741)		74,816,065

The Fund

11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes—36.0%	Amount ($)		Value ($)

Airlines—0.%
US Airways,
Enhanced Equipment Notes,
Ser. C, 8.93%, 10/15/2009	114,798	[c]	1,148
Asset-Backed Certificates-Credit Cards—.3%
MBNA Master Credit Card Note Trust,
Ser. 2002-C1, Cl. C1, 6.8%, 7/15/2014	343,000		380,452
Asset-Backed Certificates-Home Equity Loans—.2%
Equity One ABS,
Ser. 2004-3, Cl. AF3, 4.265%, 7/25/2034	305,000		309,003
Auto Manufacturing—.2%
General Motors,
Sr. Notes, 8.375%, 7/15/2033	266,000		283,574
Banks—1.3%
Bank of America,
Sr. Notes, 4.375%, 12/1/2010	665,000		670,017
Wells Fargo,
Sub. Notes, 4.625%, 4/15/2014	1,000,000		989,454
			1,659,471
Commerical Mortgage Pass-Through Ctfs.—1.6%
GS Mortgage Securities II,
Ser. 2001-LIBA, Cl. A2, 6.615%, 2/10/2016	1,342,000	[d]	1,487,701
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2, 4.15%, 8/25/2035	441,000		444,594
			1,932,295
Commerical Services—.4%
Pitney Bowes,
Notes, 4.75%, 5/15/2018	495,000		481,600
Consumer Products—.2%
Kimberly-Clark,
Notes, 5%, 8/15/2013	260,000		270,164
Diversified Financial Services—.6%
Boeing Capital,
Bonds, 5.8%, 1/15/2013	80,000		85,604
Ford Motor Credit,
Notes, 1.66875%, 3/13/2007	55,000		53,742
Ford Motor,
Notes, 7%, 10/01/2013	160,000	[b]	168,243

12

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Diversified Financial Services (continued)
General Electric Capital,
Sr. Notes, Ser. A, 5.875%, 2/15/2012	183,000	198,984
Goldman Sachs,
Notes, 3.875%, 1/15/ 2009	250,000 [b]	250,801
		757,374
Electric—.3%
TXU Energy,
Sr. Notes, 7%, 3/15/2013	300,000	336,806
Electrical Components & Equipment—.2%
Emerson Electric,
Bonds, 4.5%, 5/1/2013	200,000	197,940
Electric Utilities—.1%
Public Service Company of Colorado,
First Collateral Trust Bonds,
Ser. 12, 4.875%, 3/1/2013	149,000	150,590
Food & Beverages—.2%
Miller Brewing,
Notes, 4.25%, 8/15/2008	135,000 [d]	137,463
Pepsi Bottling,
Sr. Notes, Ser. B, 7%, 3/1/2029	95,000	111,830
		249,293
Forest Products and Paper—.0%
International Paper,
Notes, 5.85%, 10/30/2012	55,000	58,077
Healthcare—.4%
Abbott Laboratories,
Notes, 4.35%, 3/15/2014	310,000	303,016
UnitedHealth Group,
Sr. Notes, 3.3%, 1/30/2008	250,000	248,887
		551,903
Insurance—.4%
Aspen Insurance,
Sr. Notes, 6%, 8/15/2014	220,000 [d]	222,447
Chubb,
Notes, 6%, 11/15/2011	70,000	75,857
Metlife,
Sr. Notes, 5.375%, 12/15/2012	155,000	160,905

The Fund

13

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Insurance (continued)
Penn Mutual,
Notes, 6.65%, 6/15/2034	90,000 [d]	94,265
		553,474
Manufacturing—.1%
Tyco International,Gtd. Notes,
5.8%, 8/1/2006	105,000	110,385
Media—.1%
Time Warner,
Notes, 6.875%, 5/1/2012	85,000 [b]	94,741
Mining & Metals—.1%
Alcoa,
Notes, 4.25%, 8/15/2007	55,000	56,685
Noranda,
Notes, 6%, 10/15/2015	33,000	33,665
		90,350
Oil and Gas—.1%
ConocoPhillips,
Notes, 4.75%, 10/15/2012	115,000	116,424
Real Estate—.1%
EOP Operating,
Sr. Notes, 7%, 7/15/2011	80,000	89,554
Residential Mortgage Pass-Through Ctfs.—.9%
Argent Securities,
Ser. 2004-W5, Cl. AF4, 4.01%, 4/25/2034	500,000	487,100
Residential Asset Mortgage Products
Ser. 2003-RS8, Cl. AI4, 4.223%, 9/25/2028	625,000	634,553
		1,121,653
Restaurants—.2%
Tricon Global,
Sr. Notes, 8.875%, 4/15/2011	160,000	198,430
Structured Index—1.9%
Morgan Stanley Traded Custody Receipts,
Ser. 2002-1, 5.878%, 3/1/2007	2,146,000 [d,e]	2,262,573
Technology—.1%
International Business Machines,
Sr. Notes, 4.75%, 11/29/2012	65,000	65,814
Telecommunications—.6%
British Telecommunications,
Notes, 8.375%, 12/15/2010	266,000	320,856

14

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Telecommunications (continued)
Motorola,
Sr. Notes, 8%,11/1/2011	105,000	124,792
Sprint Capital,
Notes, 6%,1/15/ 2007	56,000	59,516
Verizon Florida,
Deb., 6.125%, 1/15/2013	143,000	151,861
Verizon Wireless Capital,
Notes, 5.375%, 12/15/2006	45,000	47,344
		704,369
U.S. Government—4.9%
U.S. Treasury Bonds,
11.625%, 11/15/2004	2,102,000	2,145,427
U.S. Treasury Inflation Protection Securities,
3.375%, 4/15/2032	368,674 [f]	466,593
U.S. Treasury Notes:
4.25%, 8/15/2014	360,000	363,712
4.75%, 5/15/2014	760,000	797,848
7.5%, 2/15/2005	2,137,000	2,193,182
		5,966,762
U.S. Government Agencies/Mortgage-Backed—20.5%
Federal Home Loan Banks:
Bonds, Ser. 432, 4.5%, 9/16/2013	3,280,000	3,282,309
4.125%, 4/15/2014	735,000	709,751
5.25%, 6/18/2014	605,000	636,619
Federal Home Loan Mortgage Corp.,
REMIC, Gtd. Multiclass Mortgage Participation Cfts:
Ser. 2612, Cl. LJ, 4%, 7/15/2022	505,161	511,772
Ser. 2693, Cl. MH, 4%, 9/15/2027	500,000	486,413
Ser. 2586, Cl. WE, 4%, 12/15/2032	83,931	84,120
(Interest Only Obligation),
6.5%, 5/1/2032	69,938 [g]	73,806
Federal National Mortgage Association:
Mortgage-Backed:
Notes, 6.625%, 9/15/2009	532,000	602,012
Notes, 7.125%, 6/15/2010	212,000	246,487
6.2%, 1/1/2011	1,299,382	1,432,402
6.88%, 2/1/2028	924,828	1,039,920
5.5%, 4/1/2033	455,838	464,239
6%, 5/1/2033	617,272	640,420
Sub Notes,
8%, 1/1/2030-11/1/2030	419,774	456,343

The Fund

15

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
Mortgage-Backed:
6.5%, 6/15/2032	94,192	99,578
5.5%, 4/15/2033	136,375	139,316
6%, 9/15/2031-2/15/2034	13,587,557	14,110,874
		25,016,381
Total Bonds and Notes
(cost $43,564,193)		44,010,600

Other Investments—9.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,145,000)	11,145,000 [h]	11,145,000

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S. Treasury Bills;
1.29%, 9/9/2004
(cost $149,957)	150,000	149,954

Investment of Cash Collateral
for Securities Loaned—.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,083,460)	1,083,460 [h]	1,083,460

Total Investments (cost $120,379,351)	107.3%	131,205,079
Liabilities, Less Cash and Receivables	(7.3%)	(9,010,544)
Net Assets	100.0%	122,194,535

[a] Non-income producing.
[b]	All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on
	loan is $1,052,472 and the total market value of the collateral held by the fund is $1,083,460.
[c] Non-income producing—security in default.
[d]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be sold in
	transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2004, these securities
	amounted to $4,204,449 or 3.4% of net assets.
[e]	Security linked to a portfolio of investment grade debt securities.
[f]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[g] Notional face amount shown.
[h]	Investments in affiliated money market mutual funds.
See notes to financial statements.

16

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government Agencies/		Industrials	6.7
Mortgage-Backed	20.5	Consumer Staples	6.4
Financials	13.5	Consumer Discretionary	6.3
Short-Term/		U.S. Government	4.9
Money Market Investments	10.1	Energy	4.1
Information Technology	9.3	Other	16.6
Health Care	8.9		107.3

† Based on net assets.
See notes to financial statements.

The Fund

17

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $1,052,472)—Note 1(c):
Unaffiliated issuers	108,150,891	118,976,619
Affiliated issuers	12,228,460	12,228,460
Cash		61,203
Receivable for investment securities sold		1,518,996
Dividends and interest receivable		574,066
Receivable for shares of Common Stock subscribed		144,445
Prepaid expenses		24,092
		133,527,881

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		74,964
Payable for investment securities purchased		10,029,507
Liability for securities on loan—Note 1(c)		1,083,460
Payable for shares of Common Stock redeemed		36,123
Accrued expenses		109,292
		11,333,346

Net Assets ($)		122,194,535

Composition of Net Assets ($):
Paid-in capital		136,312,765
Accumulated undistributed investment income—net		409,295
Accumulated net realized gain (loss) on investments		(25,353,253)
Accumulated net unrealized appreciation
(depreciation) on investments		10,825,728

Net Assets ($)		122,194,535

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		9,285,463
Net Asset Value, offering and redemption price per share ($)		13.16

See notes to financial statements.
18

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $4,268 foreign taxes withheld at source)
Unaffiliated issuers	1,510,163
Affiliated issuers	82,525
Interest	1,466,206
Income from securities lending	8,912
Total Income	3,067,806
Expenses:
Management fee—Note 3(a)	795,779
Shareholder servicing costs—Note 3(b)	452,539
Professional fees	71,318
Prospectus and shareholders’ reports	29,413
Custodian fees—Note 3(b)	25,259
Registration fees	23,078
Directors’ fees and expenses—Note 3(c)	13,954
Dividends on securities sold short	10,098
Loan commitment fees—Note 2	1,300
Interest expense—Note 2	1,019
Miscellaneous	11,325
Total Expenses	1,435,082
Investment Income—Net	1,632,724

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	4,480,858
Short sale transactions	(155,274)
Net realized gain (loss) on financial futures	(501,465)
Net Realized Gain (Loss)	3,824,119
Net unrealized appreciation (depreciation) on investments
[including $680 net unrealized (depreciation)
on financial futures]	3,772,845
Net Realized and Unrealized Gain (Loss) on Investments	7,596,964
Net Increase in Net Assets Resulting from Operations	9,229,688

See notes to financial statements.

The Fund

19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended August 31,

	2004	2003

Operations ($):
Investment income—net	1,632,724	2,063,703
Net realized gain (loss) on investments	3,824,119	(10,425,919)
Net unrealized appreciation
(depreciation) on investments	3,772,845	16,470,001
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,229,688	8,107,785

Dividends to Shareholders from ($):
Investment income—net	(1,631,482)	(2,818,934)

Capital Stock Transactions ($):
Net proceeds from shares sold	15,015,472	16,463,433
Dividends reinvested	1,593,564	2,754,654
Cost of shares redeemed	(37,798,297)	(48,201,035)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,189,261)	(28,982,948)
Total Increase (Decrease) in Net Assets	(13,591,055)	(23,694,097)

Net Assets ($):
Beginning of Period	135,785,590	159,479,687
End of Period	122,194,535	135,785,590
Undistributed investment income-net	409,295	51,453

Capital Share Transactions (Shares):
Shares sold	1,146,817	1,402,088
Shares issued for dividends reinvested	122,061	239,624
Shares redeemed	(2,883,009)	(4,175,197)
Net Increase (Decrease) in Shares Outstanding	(1,614,131)	(2,533,485)

See notes to financial statements.
20

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.46	11.87	14.16	16.42	16.51
Investment Operations:
Investment income—net [b]	.16	.17	.27	.39	.41
Net realized and unrealized
gain (loss) on investments	.70	.65	(2.25)	(1.65)	1.54
Total from Investment Operations	.86	.82	(1.98)	(1.26)	1.95
Distributions:
Dividends from investment income—net	(.16)	(.23)	(.31)	(.39)	(.43)
Dividends from net realized
gain on investments	—	—	—	(.61)	(1.61)
Total Distributions	(.16)	(.23)	(.31)	(1.00)	(2.04)
Net asset value, end of period	13.16	12.46	11.87	14.16	16.42

Total Return (%)	6.92	7.09	(14.21)	(7.87)	12.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.06	1.01	.81	.96
Ratio of net investment income
to average net assets	1.23	1.47	2.02	2.60	2.54
Portfolio Turnover Rate	266.04[c]	288.05	200.50	295.43	160.38

Net Assets, end of period ($ x 1,000)

122,195 135,785 159,480 195,010 198,578

a As required, effective September 1, 2001, the fund has adapted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 2.13% to 2.02% . Per share data and ratio/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c The portfolio turnover rate, excluding mortgage dollar roll transactions for the year ended August 31, 2004, was 218.50% . See notes to financial statements.

The Fund

21

NOTES TO FINANCIAL STATEMENTS

22

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and

general market conditions. Other securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $409,709, accumulated capital losses $25,129,801 and unrealized appreciation $10,538,538.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, $89,709 of the carryover expires in fiscal 2009, $3,995,412 expires in fiscal 2010, $15,677,511 expires in fiscal 2011 and $5,367,169 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003, were as follows: ordinary income $1,631,482 and $2,818,934, respectively.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization of premiums and treasury inflation protected securities, the fund increased accumulated undistributed investment income-net by $356,600, decreased accumulated net realized gain (loss) on investments by $340,477 and decreased paid-in capital by $16,123. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2004 was approximately $66,700 with a related weighted average annualized interest rate of 1.53% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2004, the fund was charged $81,474 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $46,742 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $25,259 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $61,299, custodian fees $6,019 and transfer agency per account fees $7,646.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2004, of which $60,567,268 in purchases and $60,770,808 in sales were from dollar roll transactions.

	Purchases ($)	Sales ($)

Long transactions	338,943,573	359,443,521
Short sale transactions	869,123	11,845
Total	339,812,696	359,455,366

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short posi-tion.At August 31, 2004, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2004, there were no financial futures contracts outstanding.

At August 31, 2004, the cost of investments for federal income tax purposes was $120,666,541; accordingly, accumulated net unrealized appreciation on investments was $10,538,538, consisting of $13,505,349 gross unrealized appreciation and $2,966,811 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the

Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On August 19, 2004, the fund’s Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of the fund’s shareholders on or about December 17, 2004, under which all of the fund’s assets will be transferred in a tax-free reorganization to Dreyfus Premier Balanced Opportunity Fund-Class Z shares. If approved, the fund will cease operations and existing shareholders will become shareholders of Dreyfus Premier Balanced Opportunity Fund.

The Fund

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

30
Shareholders and Board of Directors Dreyfus Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2004

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 75.73% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 72.48% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

The Fund

31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51

———————
James F. Henry (73) Board Member (1992)
Principal Occupation During Past 5 Years:

  President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

———————
Rosalind Gersten Jacobs (79) Board Member (1992)
Principal Occupation During Past 5 Years: • Merchandise and marketing consultant
No. of Portfolios for which Board Member Serves: 33
32

Dr. Paul A. Marks (78) Board Member (1992)
Principal Occupation During Past 5 Years:
  President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., pharmaceutical company, Director-Emeritus
  Lazard Freres & Co., Senior Adviser
  Merck, Consultant
No. of Portfolios for which Board Member Serves: 22

———————
Dr. Martin Peretz (65) Board Member (1992)
Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2001)
  Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
  Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
  Digital Learning Group, LLC, an online publisher of college textbooks, Director
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  YIVO Institute for Jewish Research,Trustee
No. of Portfolios for which Board Member Serves: 22

———————
Bert W.Wasserman (71) Board Member (1993) Principal Occupation During Past 5 Years: • Financial Consultant Other Board Memberships and Affiliations: • Lillian Vernon Corporation, Director
No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member Irving Kristol, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

34

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

35

NOTES

For More	Information

Dreyfus	Transfer Agent &
Balanced Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0222AR0804

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Bert Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the
"SEC"). Bert Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees.	The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,500 in 2003 and
$28,875 in 2004.

(b)_Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2003 and $4,500 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company
Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the
Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $85,000 in 2003 and $218,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,359 in 2003 and $3,433 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $163 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $ - in 2003 and $ - in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $178,250 in 2003 and $557,202 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the

Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Balanced Fund, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2004

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)